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                            ADOPTION AGREEMENT #003
           NONSTANDARDIZED CODE SECTION 401(k) PROFIT SHARING PLAN

The undersigned, NATIONAL AUTO FINANCE CORPORATION ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the EJREYNOLDS, INC. DEFINED CONTRIBUTION PROTOTYPE PLAN (BASIC PLAN DOCUMENT #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

                                   ARTICLE I
                                  DEFINITIONS

1.02 TRUSTEE. The Trustee executing this Adoption Agreement is: (Choose (a) or (b))

            [X]    (a)  A discretionary Trustee.  See Section 10.03[A] of the
                        Plan.

            [ ]    (b)  A nondiscretionary Trustee.  See Section 10.03[B] of
                        the Plan.  [Note:  The Employer may not elect Option
                        (b) if a Custodian executes the Adoption Agreement.]

1.03 PLAN. The name of the Plan as adopted by the Employer is: NATIONAL AUTO FINANCE CORPORATION 401(K) PLAN.

1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (g))

            [ ]    (a)  No exclusions.

            [ ]    (b)  Collective bargaining employees (as defined in Section
                        1.07 of the Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

            [ ]    (c)  Nonresident aliens who do not receive any earned income
                        (as defined in Code ss.911(d)(2)) from the Employer which constitutes United States source income (as defined in Code ss.861(a)(3)).

            [ ]    (d)  Commission Salesmen.

            [ ]    (e)  Any Employee compensated on a salaried basis.

            [ ]    (f)  Any Employee compensated on an hourly basis.

            [X] (g) (Specify) Part-time employees who work less than thirty
(30) hours per week.

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         Leased Employees. Any Leased Employee treated as an Employee under
         Section 1.31 of the Plan, is: (Choose (h) or (i))

            [X]    (h)  Not eligible to participate in the Plan.

            [ ]    (i)  Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.

         Related Employers. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section
         1.07. In addition: (Choose (j) or (k))

            [X]    (j)  No other related group member's Employees are eligible to participate in the Plan.

            [ ]    (k)  The following nonparticipating related group member's
                        Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement
                        Section 1.07: .

1.12     COMPENSATION.

         Treatment of elective contributions.  (Choose (a) or (b))

            [X]    (a)  "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

            [ ]    (b)  "Compensation" does not include elective contributions.

         Modifications to Compensation definition. (Choose (c) or at least one of (d) through (j))

            [X]    (c)  No modifications other than as elected under Options
                        (a) or (b).

            [ ]    (d)  The Plan excludes Compensation in excess of
                        $_______________________________________________.

            [ ]    (e)  In lieu of the definition in Section 1.12 of the Plan,
                        Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement
                        Section 1.12.

            [ ]    (f)  The Plan excludes bonuses.


            [ ]    (g)  The Plan excludes overtime.

            [ ]    (h)  The Plan excludes Commissions.

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            [ ]    (i)  Compensation will not include Compensation from a
                        related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement
                        Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

            [ ]    (j)  (Specify)____________________________________________.

         If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g), (h) or (j) is ineffective for such Plan Year with respect to any Non highly Compensated Employee.

         Special definition for matching contributions. "Compensation" for purposes of any matching contribution formula under Article III means:
         (Choose (k) or (l) only (applicable)

            [X]    (k)  Compensation as defined in this Adoption Agreement
                        Section 1.12.

            [ ]    (l)  (Specify)____________________________________________.

         Special definition for salary reduction contributions. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (Choose (m) or at least one of (n) or (o), if applicable)

            [X]    (m)  No exceptions.

            [ ]    (n)  If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period:
                        (Choose (1) or (2))

                        [ ]  (1)  After the reduction for such period of
                                  elective contributions to the other plan(s).

                        [ ]  (2)  Prior to the reduction for such period of
                                  elective contributions to the other plan(s).

            [ ]    (o)  (Specify)_____________________________________________.

1.17     PLAN YEAR/LIMITATION YEAR.


         Plan Year.  Plan Year means:  (Choose (a) or (b))

            [X]    (a)  The 12 consecutive month period ending every
                        December 31st.

            [ ]    (b)  (Specify)_____________________________________________.

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         Limitation Year.  The Limitation Year is:  (Choose (c) or (d))

            [X]    (c)  The Plan Year.

            [ ]    (d)  The 12 consecutive month period ending every
                        _____________________________________________________.

1.18     EFFECTIVE DATE.

         New Plan.  The "Effective Date" of the Plan is January 1, 1996.

         Restated Plan. The restated Effective Date is_______________________. This Plan is a substitution and amendment of an existing retirement plan(s) originally established_______________________________________.
         [Note:  See the Effective Date Addendum.]

1.27     HOUR OF SERVICE.  The crediting method for Hours of Service is:
         (Choose (a) or (b))

            [X]    (a)  The actual method.

            [ ]    (b)  The _______________________ equivalency method, except:

                        [ ]  (1)  No exceptions.

                        [ ]  (2)  The actual method applies for purposes of:
                                  (Choose at least one)

                                  [ ]  (i)   Participation under Article II.

                                  [ ]  (ii)  Vesting under Article V.

                                  [ ]  (iii) Accrual of benefits under
                                             Section 3.06.

                        [Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s):
         Not Applicable. Service with the designated predecessor employer(s)

         applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

            [ ]    (a)  For purposes of participation under Article II.

            [ ]    (b)  For purposes of vesting under Article V.

            [ ]    (c)  Except the following Service:________________________.

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         [Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan and also participates in a plan maintained by the leasing organization: (Choose (a) or (b))

            [ ]    (a)  The Advisory Committee will determine the
                        Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

            [X]    (b)  The Advisory Committee will reduce a Leased
                        Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

                        [X]  (1)  Must be a money purchase plan
                                  which would satisfy the definition
                                  under Section 1.31 of a safe harbor
                                  plan, irrespective of whether the
                                  safe harbor exception applies.

                        [ ]  (2)  Must satisfy the features and,
                                  if a defined benefit plan, the method
                                  of reduction described in an addendum
                                  to this Adoption Agreement, numbered
                                  1.31.

                                   ARTICLE II
                             EMPLOYEE PARTICIPANTS


2.01     ELIGIBILITY.

         Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose
         (a) or (b) or both; (c) is optional as an additional election)

            [X]    (a)  Attainment of age 21 (specify age, not exceeding 21).

            [X]    (b)  Service requirement.  (Choose one of (1) through (3))

                        [ ]  (1)  One Year of Service.

                        [X]  (2)  Six (6) months (not exceeding 12) following
                                  the Employee's Employment Commencement Date.

                        [ ]  (3)  One Hour of Service.

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            [ ]    (c)  Special requirements for non-401(k) portion of plan.
                        (Make elections under (1) and under (2))

                        (1) The requirements of this Option (c) apply to participation in: (Choose at least one of (i) through (iii))

                             [ ]  (i)   The allocation of Employer nonelective
                                        contributions and Participant
                                        forfeitures.

                             [ ]  (ii)  The allocation of Employer matching
                                        contributions (including forfeitures
                                        allocated as matching contributions).

                             [ ]  (iii) The allocation of Employer qualified
                                        nonelective contributions.

                        (2) For participation in the allocations described in (1), the eligibility conditions are:
                             (Choose at least one of (i) through (iv))

                             [ ]  (i)   _______________ (one or
                                  two) Year(s) of Service, without
                                  an intervening Break in Service
                                  (as described in Section 2.03(A)
                                  of the Plan) if the requirement
                                  is two Years of Service.

                             [ ]  (ii)  ______________ months (not exceeding 24)
                                        following the Employee's Employment
                                        Commencement Date.


                             [ ]  (iii) One Hour of Service.

                             [ ]  (iv)  Attainment of age __________ (Specify
                                        age, not exceeding 21).

         Plan Entry Date. "Plan Entry Date" means the Effective Date and:
         (Choose (d), (e) or (f))

            [X]    (d)  Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan
                        Year.

            [ ]    (e)  The first day of the Plan Year.

            [ ]    (f)  (Specify entry dates)_________________________________.

         Time of Participation. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option
         (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))

            [X]    (g)  immediately following

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            [ ]    (h)  immediately preceding

            [ ]    (i)  nearest

         the date the Employee completes the eligibility conditions described in Options (a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement Section 2.01. [Note: The Employer must coordinate the selection of (g), (h) or (i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

         Dual eligibility. The eligibility conditions of this Section 2.01 apply to: (Choose (j) or (k))

            [ ]    (j)  All Employees of the Employer, except: (Choose (1)
                        or (2))

                        [ ]  (1)  No exceptions.

                        [ ]  (2)  Employees who are Participants in the Plan as
                                  of the Effective Date.

            [X]    (k)  Solely to an Employee employed by the Employer after
                        September 1, 1996. If the Employee was employed by the

                        Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))

                        [X]  (1)  On the latest of the Effective Date,
                                  his Employment Commencement Date or the
                                  date he attains age 21 (not to exceed
                                  21).

                        [ ]  (2)  Under the eligibility conditions in effect
                                  under the Plan prior to the restated
                                  Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option
                                  (2) for participation in the Code ss.401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [For restated plans only]

                        [ ]  (3) (Specify)___________________________________.

2.02     YEAR OF SERVICE - PARTICIPATION.

         Hours of Service.  An Employee must complete:  (Choose (a) or (b))

            [ ]    (a)  1,000 Hours of Service

            [ ]    (b)  ___________ Hours of Service

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         during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

         Eligibility computation period. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))

            [ ]    (c)  The 12 consecutive month period beginning with each
                        anniversary of an Employee's Employment Commencement
                        Date.

            [X]    (d)  The Plan Year, beginning with the Plan Year which
                        includes the first anniversary of the Employee's
                        Employment Commencement Date.

2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

            [X]    (a)  Does not apply to the Employer's Plan.

            [ ]    (b)  Applies to the Employer's Plan.


2.06     ELECTION NOT TO PARTICIPATE.  The Plan:  (Choose (a) or (b))

            [X]    (a)  Does not permit an eligible Employee or a Participant to elect not to participate.

            [ ]    (b)  Does permit an eligible Employee or a Participant to
                        elect not to participate in accordance with Section
                        2.06 and with the following rules: (Complete (1), (2), (3) and (4))

                        (1) An election is effective for a Plan Year if filed no later than _________________.

                        (2) An election not to participate must be effective for at least ________ Plan Year(s).

                        (3) Following a re-election to participate, the Employee or Participant:

                             [ ]  (i)   May not again elect not to participate
                                        for any subsequent Plan Year.

                             [ ]  (ii)  May again elect not to participate, but
                                        not earlier than the _________ Plan
                                        Year following the Plan Year in which
                                        the re-election first was effective.

                        (4)  (Specify) ________________. [Insert "N/A" if no
                             other rules apply].

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                                  ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

3.01     AMOUNT.

         Part I. [Options (a) through (g)] Amount of Employer's contribution. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section 3.01.
         (Choose any combination of (a), (b), (c) and (d), or choose (e))

            [X]    (a)  Deferral contributions (Codess.401(k) arrangement).
                        (Choose (1) or (2) or both)

                        [X]  (1)  Salary reduction arrangement. The
                                  Employer must contribute the amount by
                                  which the Participants have reduced
                                  their Compensation for the Plan Year,

                                  pursuant to their salary reduction
                                  agreements on file with the Advisory
                                  Committee. A reference in the Plan to
                                  salary reduction contributions is a
                                  reference to these amounts.

                        [ ]  (2)  Cash or deferred arrangement. The Employer
                                  will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

            [X]    (b)  Matching contributions. The Employer will make
                        matching contributions in accordance with the formula(s) elected in Part II of this Adoption
                        Agreement Section 3.01.

            [X]    (c)  Designated qualified nonelective contributions. The
                        Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

            [X]    (d)  Nonelective contributions.  (Choose any combination of
                        (1) through (4))

                        [X]  (1)  Discretionary contribution. The amount (or
                                  additional amount) the Employer may from time to time deem advisable.

                        [ ]  (2)  The amount (or additional amount) the
                                  Employer may from time to time deem
                                  advisable, separately determined for each of the following classifications of
                                  Participants: (Choose (i) or (ii))

                                  [ ]  (i)  Nonhighly Compensated Employees and
                                            Highly Compensated Employees.

                                  [ ]  (ii) (Specify classifications)
                                            __________________________________.

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                                  Under this Option (2), the Advisory
                                  Committee will allocate the amount

                                  contributed for each Participant
                                  classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

                        [ ]  (3)  ___________ % of the Compensation of all

                                  Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%.]

                        [ ]  (4)  ___________ % of Net Profits but not more
                                  than $ ___________________.

            [ ]    (e)  Frozen Plan. This Plan is a frozen Plan effective
                        ________________________________. The Employer will not
                        contribute to the Plan with respect to any period following the stated date.

Net Profits.  The Employer:  (Choose (f) or (g))

            [X]    (f)  Need not have Net Profits to make its annual
                        contribution under this Plan.

            [ ]    (g)  Must have current or accumulated Net Profits exceeding
                        $ ________________________ to make the following
                        contributions: (Choose at least one)

                        [ ]  (1)  Cash or deferred contributions described in
                                  Option (a)(2).

                        [ ]  (2)  Matching contributions described in Option
                                  (b), except:_________________________.

                        [ ]  (3)  Qualified nonelective contributions described
                                  in Option (c).

                        [ ]  (4)  Nonelective contributions described in
                                  Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes Not Applicable. [Note: Enter "N/A" if no exclusions apply.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined

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Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

Part II. [Options (h) through (j)] Matching contribution formula. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]

            [X]    (h)  Amount of matching contributions. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and (5))

                        [ ]  (1)  An amount equal to ________% of each
                                  Participant's eligible contributions for the
                                  Plan Year.

                        [ ]  (2)  An amount equal to __________ % of each
                                  Participant's first tier of eligible
                                  contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan ________________.

                        [X]  (3)  Discretionary formula.

                                  [X]  (i)  An amount (or additional
                                            amount) equal to a matching
                                            percentage the Employer from
                                            time to time may deem advisable
                                            of the Participant's eligible
                                            contributions for the Plan
                                            Year.

                                  [ ]  (ii) An amount (or additional amount)
                                            equal to a matching percentage the
                                            Employer from time to time may
                                            deem advisable of each tier of the
                                            Participant's eligible
                                            contributions for the Plan Year.

                        [ ]  (4)  An amount equal to the following percentage
                                  of each Participant's eligible contributions for the Plan Year, based on the Participant's

                                  Years of Service:

                              Number of Years of Service    Matching Percentage
                              --------------------------    -------------------
                                        -----                      -----
                                        -----                      -----
                                        -----                      -----
                                        -----                      -----

                                  The Advisory Committee will apply this
                                  formula by determining Years of Service as follows: .

                        [ ]  (5)  A Participant's matching contributions may
                                  not: (Choose (i) or (ii))

                                  [ ]   (i)  Exceed __________________________.

                                  [ ]   (ii) Be less than ____________________.

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Related Employers. If two or more related employers (as defined in Section
1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. [Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code ss.401(a)(26).]

            [X]    (i)  Definition of eligible contributions. Subject to the
                        requirements of Option (j), the term "eligible contributions" means: (Choose any combination of (1)
                        through (3))

                        [X]  (1)  Salary reduction contributions.

                        [ ]  (2)  Cash or deferred contributions
                                  (including any part of the
                                  Participant's proportionate share of
                                  the cash or deferred contribution
                                  which the Employer defers without the
                                  Participant's election).

                        [ ]  (3)  Participant mandatory contributions, as
                                  designated in Adoption Agreement Section
                                  4.01. See Section 14.04 of the Plan.

            [X]    (j)  Amount of eligible contributions taken into
                        account. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
                        (Choose any combination of (1) through (4))


                        [X]  (1)  The Advisory Committee will take
                                  into account all eligible contributions
                                  credited for the Plan Year.

                        [ ]  (2)  The Advisory Committee will disregard
                                  eligible contributions exceeding
                                  ____________________________________________.

                        [ ]  (3)  The Advisory Committee will treat as the
                                  first tier of eligible contributions, an amount not exceeding: ______________________.

                                  The subsequent tiers of eligible
                                  contributions are: _________________________.


                        [ ]  (4)  (Specify)___________________________________.

Part III. [Options (k) and (l)]. Special rules for Code ss.401(k) Arrangement. (Choose (k) or (l), or both, as applicable)

            [X]    (k)  Salary Reduction Agreements. The following rules and
                        restrictions apply to an Employee's salary reduction
                        agreement: (Make a selection under (1), (2), (3) and
                        (4))

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                   (1)  Limitation on amount. The Employee's salary reduction contributions: (Choose (i) or at least one of (ii) or (iii))

                        [ ]  (i)   No maximum limitation other than as provided
                                   in the Plan.

                        [X]  (ii)  May not exceed 15% of Compensation for the
                                   Plan Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in
                                   Section 14.07 of the Plan.

                        [ ]  (iii) Based on percentages of Compensation must
                                   equal at least_____________________________.


                   (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (Choose (i), (ii), (iii) or (iv))

                        [ ]  (i)   Once during any Plan Year
                                   but not later than

                                   _____________________________________
                                   of the Plan Year.

                        [ ]  (ii)  As of any Plan Entry Date.

                        [ ]  (iii) As of the first day of any month.

                        [X]  (iv)  Specify, but must be at least once per Plan
                                   Year) At any time, effective as of the next pay period .

                   (3) An Employee who revokes his salary reduction agreement may file a new-salary reduction agreement with an effective date: (Choose (i), (ii), (iii) or (iv))

                        [ ]  (i)   No earlier than the first day of the next
                                   Plan Year.

                        [X]  (ii)  As of any subsequent Plan Entry Date.

                        [ ]  (iii) As of the first day of any month subsequent
                                   to the month in which he revoked an
                                   Agreement.

                        [ ]  (iv)  (Specify, but must be at least once per Plan
                                   Year following the Plan Year of revocation)
                                   ______________________.

                   (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (Choose (i), (ii), (iii) or (iv))

                        [ ]  (i)  As of the beginning of each payroll period.

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                        [ ]  (ii)  As of the first day of each month.

                        [X]  (iii) As of any Plan Entry Date.

                        [ ]  (iv)  (Specify, but must permit an increase or a
                                   decrease at least once per Plan Year)
                                   _________________________________________.

                        [ ]  (l)   Cash or deferred contributions. For each
                                   Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion
                                   (or, if less, the 402(g) limitation
                                   described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (Choose (1) or (2))

                        [ ]  (1)   All or any portion.

                        [ ]  (2)   _________________%.

3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section
         14.06 and the elections under this Adoption Agreement Section 3.04.

         Part I. [Options (a) through (d)]. Special Accounting Elections. (Choose whatever elections are applicable to the Employer's Plan)

            [X]    (a)  Matching Contributions Account. The Advisory Committee
                        will allocate matching contributions to a
                        Participant's: (Choose (1) or (2); (3) is available only in addition to (1))

                        [X]  (1)  Regular Matching Contributions Account.

                        [ ]  (2)  Qualified Matching Contributions Account.

                        [ ]  (3)  Except, matching contributions under
                                  Option(s) ______________________ of Adoption
                                  Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

            [ ]    (b)  Special Allocation Dates for Salary Reduction
                        Contributions. The Advisory Committee will allocate
                        salary reduction contributions as of the Accounting
                        Date and as of the following additional allocation
                        dates: _______________________________________________
                        _____________________________________________________.

            [ ]    (c)  Special Allocation Dates for Matching Contributions.
                        The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates:________________.


            [X]    (d)  Designated Qualified Nonelective Contributions -
                        Definition of Participant. For purposes of allocating the designated qualified nonelective contribution,
                        "Participant" means: (Choose (1), (2) or (3))

                        [ ]  (1)  All Participants.

                        [X]  (2)  Participants who are Nonhighly Compensated
                                  Employees for the Plan Year.


                        [ ]  (3)  (Specify.)__________________________________.

         Part II. Method of Allocation - Nonelective Contribution. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section
         3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option
         (h), for the first 3 % of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (Choose an allocation method under (e), (f), (g) or (h); (i) is mandatory if the Employer elects (f), (g) or (h); (j) is optional in addition to any other election.)

            [ ]    (e)  Nonintegrated Allocation Formula.  (Choose (1) or (2))

                        [ ]  (1)  The Advisory Committee will allocate the
                                  annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

                        [ ]  (2)  The Advisory Committee will allocate the
                                  annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of
                                  Section 3.06 for the Plan Year, any other
                                  Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

            [ ]    (f)  Two-Tiered Integrated Allocation Formula - Maximum
                        Disparity. First, the Advisory Committee will allocate
                        the annual Employer nonelective contributions in the
                        same ratio that
                                       15
                        each Participant's Compensation plus
                        Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all

                        Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

                        The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

            [ ]    (g)  Three-Tiered Integrated Allocation Formula. First, the
                        Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan
                        Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following
                        Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of
                        Section 3.06 for the Plan Year: (Choose (1) or (2))

                        [ ]  (1)  No other Participant.

                        [ ]  (2)  Any other Participant entitled to a top heavy
                                  minimum allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

                        As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

                        Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

            [X]    (h)  Four-Tiered Integrated Allocation Formula. First, the
                        Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan

                        Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
                        3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

                        As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

                        As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

                        The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

            [X]    (i)  Excess Compensation. For purposes of Option (f), (g) or
                        (h), "Excess Compensation" means Compensation in excess of the following Integration Level: (Choose (1) or (2))

                        [X]  (1)  100 % (not exceeding 100%) of the taxable
                                  wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (Choose any combination of (i) and (ii) or choose (iii))

                                  [ ]  (i)   Rounded to __________________ (but
                                             not exceeding the taxable wage
                                             base).

                                  [ ]  (ii)  But not greater than
                                             $_______________________________.

                                  [X]  (iii) Without any further adjustment or

                                             limitation.

                        [ ]  (2)  $ ________________ [Note: Not exceeding the
                                  taxable wage base for the Plan Year in which this Adoption Agreement first is effective.]

         Maximum Disparity Table. For purposes of Options (f), (g) and (h), the applicable percentage is:

         Integration Level
         (as percentage of                  Applicable Percentages for      Applicable Percentages
         taxable wage base)                  Option (f) or Option (g)           for Option (h)
         ------------------                 --------------------------      ----------------------
         100%                                          5.7%                          2.7%
         More than 80% but less than 100%              5.4%                          2.4%
         More than 20% (but not less than
              $10,001) and not more
              than 80%                                 4.3%                          1.3%
         20% (or $10,000, if greater) or less          5.7%                          2.7%

            [ ]    (j)  Allocation offset. The Advisory Committee will reduce a
                        Participant's allocation otherwise made under Part II of this Section 3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer:_____________________________________________.

                        The Advisory Committee will determine this allocation reduction: (Choose (1) or (2))

                        [ ]  (1)  By treating the term "nonelective
                                  contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.


                        [ ]  (2)  In accordance with the formula provided in an
                                  addendum to this Adoption Agreement, numbered 3.04(j).

Top Heavy Minimum Allocation - Method of Compliance. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B):
(Choose (k) or (l))

            [X]    (k)  The Employer will make any necessary additional
                        contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

            [ ]    (l)  The Employer will satisfy the top heavy minimum
                        allocation under the following plan(s) it maintains:
                        _____________________________________________________.

                        However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See Section 3.04(B)(7)(b) of the Plan.

                        If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code Section 416.

Related employers. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))

            [ ]    (m)  Without regard to which contributing related group
                        member employs the Participant.

            [X]    (n)  Only to the Participants directly employed by the
                        contributing Employer. If a Participant receives
                        Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's
                        Compensation and, if applicable, the Participant's
                        Integration Level under Option (i).

3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a

         Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b); (c) and (d) are optional in addition to (a) or (b))

            [X]    (a)  As an Employer nonelective contribution for the
                        Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

            [ ]    (b)  To reduce the Employer matching contributions and
                        nonelective contributions for the Plan Year: (Choose
                        (1) or (2))

                        [ ]  (1)  in which the forfeiture occurs.

                        [ ]  (2)  immediately following the Plan Year in which
                                  the forfeiture occurs.

            [ ]    (c)  To the extent attributable to matching contributions:
                        (Choose (1), (2) or (3))

                        [ ]  (1)  In the manner elected under Options (a)
                                  or (b).

                        [X]  (2)  First to reduce Employer matching
                                  contributions for the Plan Year: (Choose (i) or (ii))

                                  [ ]  (i)  in which the forfeiture occurs,

                                  [X]  (ii) immediately following the Plan Year
                                            in which the forfeiture occurs,

                                  then as elected in Options (a) or (b).

                        [ ]  (3)  As a discretionary matching
                                  contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

            [ ]    (d)  First to reduce the Plan's ordinary and necessary
                        administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses: (Choose (1)
                        or (2))

                        [ ]  (1)  relate proportionately to forfeitures
                                  described in Option (c) and to forfeitures described in Options (a) or (b).


                        [ ]  (2)  relate first to forfeitures described in
                                  Option ____________________________________.

         Allocation of forfeited excess aggregate contributions. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (Choose (e), (f) or (g))

            [X]    (e)  To reduce Employer matching contributions for the Plan
                        Year:  (Choose (1) or (2))

                        [ ]  (1)  in which the forfeiture occurs.

                        [X]  (2)  immediately following the Plan Year in which
                                  the forfeiture occurs.

            [ ]    (f)  As Employer discretionary matching contributions for
                        the Plan Year in which forfeited, except the Advisory
                        Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

            [ ]    (g)  In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

3.06     ACCRUAL OF BENEFIT.

         Compensation taken into account. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (Choose (a) or (b))

            [ ]    (a)  The Employee's Compensation for the entire Plan Year.

            [X]    (b)  The Employee's Compensation for the portion of the
                        Plan Year in which the Employee actually is a Participant in the Plan.

         Accrual Requirements. Subject to the suspension of accrual requirements of Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose
         (c) or at least one of (d) through (f))


            [ ]    (c)  Safe harbor rule. If the Participant is employed by the
                        Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

            [X]    (d)  Hours of Service condition. The Participant must
                        complete the following minimum number of Hours of Service during the Plan Year: (Choose at least one of (1) through (5))

                        [X]  (1)  1,000 Hours of Service.

                        [ ]  (2)  (Specify, but the number of Hours of Service
                                  may not exceed 1,000)______________________.

                        [ ]  (3)  No Hour of Service requirement if the
                                  Participant terminates employment during the Plan Year on account of: (Choose (i), (ii) or (iii))

                                  [ ]  (i)   Death.

                                  [ ]  (ii)  Disability.

                                  [ ]  (iii) Attainment of Normal Retirement
                                             Age in the current Plan Year or in
                                             a prior Plan Year.

                        [ ]  (4)  ________________ Hours of Service (not
                                  exceeding 1,000) if the Participant
                                  terminates employment with the Employer
                                  during the Plan Year, subject to any election in Option (3).

                        [X]  (5)  No Hour of Service requirement for an
                                  allocation of the following contributions:
                                  Employer matching contributions .

            [X]    (e)  Employment condition. The Participant must be employed by the Employer on the last day of the Plan Year,
                        irrespective of whether he satisfies any Hours of
                        Service condition under Option (d), with the following
                        exceptions: (Choose (1) or at least one of (2) through
                        (5))

                        [ ]  (1)  No exceptions.


                        [ ]  (2)  Termination of employment because of death.

                        [ ]  (3)  Termination of employment because of
                                  disability.

                        [ ]  (4)  Termination of employment following
                                  attainment of Normal Retirement Age.

                        [X]  (5)  No employment condition for the following
                                  contributions: Employer matching
                                  contributions.

            [ ]    (f)  (Specify other conditions, if applicable):____________
                        _____________________________________________________.

         Suspension of Accrual Requirements. The suspension of accrual requirements of Section 3.06(E) of the Plan: (Choose (g), (h) or (i))

            [X]    (g)  Applies to the Employer's Plan.

            [ ]    (h)  Does not apply to the Employer's Plan.

            [ ]    (i)  Applies in modified form to the Employer's
                        Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

         Special accrual requirements for matching contributions. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee, unless otherwise specified in Option (l), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s): (Choose (j)) or at least one of
         (k) or (l))

            [X]    (j)  No additional conditions.

            [ ]    (k)  The Participant is not a Highly Compensated Employee
                        for the Plan Year. This Option (k) applies to: (Choose
                        (1) or (2))

                        [ ]  (1)  All matching contributions.

                        [ ]  (2)  Matching contributions described in Option(s)
                                  ______________ of Adoption Agreement Section
                                  3.01.

            [ ]    (l)  (Specify)_____________________________________________.

3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))

            [ ]    (a)  The product of:

                        (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code Section 415), times

                        (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

            [X]    (b)  The total Excess Amount.

            [ ]    (c)  None of the Excess Amount.

3.18     DEFINED BENEFIT PLAN LIMITATION.

         Application of limitation. The limitation under Section 3.18 of the
         Plan: (Choose (a) or (b))

            [X]    (a)  Does not apply to the Employer's Plan because the
                        Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

            [ ]    (b)  Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or (2))

                        [ ]  (1)  The Participant's projected annual benefit
                                  under the defined benefit plan under which the Participant participates.

                        [ ]  (2)  Its contribution or allocation on behalf of
                                  the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

                             [Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]


         Coordination with top heavy minimum allocation. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (Choose (c) or at least one of (d) or (e))

            [ ]    (c)  No modifications.

            [ ]    (d)  For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in Section 3.04(B) determined by substituting ____________ % (not less than 4%) for "3%," except: (Choose (i) or (ii))

                        [ ]  (i)  No exceptions.

                        [ ]  (ii) Plan Years in which the top heavy ratio
                                  exceeds 90%.

            [ ]    (e)  For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is: (Choose (1) or
                        (2))

                        [ ]  (1)  5% of Compensation (as determined under
                                  Section 3.04(B) or the Plan) irrespective of the contribution rate of any Key Employee, except: (Choose (i) or (ii))

                                  [ ]  (i)   No exceptions.

                                  [ ]  (ii)  Substituting "7 1/2%" for 5%" if
                                             the top heavy ratio does not
                                             exceed 90%.

                        [ ]  (2)  0%. [Note: The Employer may not select this
                                  Option (2) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code ss.416 for these Non-Key Employees.]

         Actuarial Assumptions for Top Heavy Calculation. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:
         _____________________________________________________________________
         ____________________________________________________________________.


         If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code ss.416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.


                                   ARTICLE IV
                           PARTICIPANT CONTRIBUTIONS


4.01     PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (Choose (a) or (b);
         (c) is available only with (b))

            [X]    (a)  Does not permit Participant nondeductible contributions.

            [ ]    (b)  Permits Participant nondeductible contributions,
                        pursuant to Section 14.04 of the Plan.

            [ ]    (c)  The following portion of the Participant's
                        nondeductible contributions for the Plan Year are mandatory contributions under Option (i)(3) of Adoption
                        Agreement Section 3.01: (Choose (1) or (2))

                        [ ]  (1)  The amount which is not less than:
                                  ____________________________________________.

                        [ ]  (2)  The amount which is not greater than:
                                  ____________________________________________.

         Allocation dates. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (Choose (d) or (e))

            [ ]    (d)  No other allocation dates.

            [ ]    (e)  (Specify)_____________________________________________.

         As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from Service: (Choose (a) or at least one of (b) through (d))

            [ ]    (a)  No distribution options prior to Separation from
                        Service.

            [ ]    (b)  The same distribution options applicable to the
                        Deferral Contributions Account prior to the

                        Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

            [ ]    (c)  Until he retires, the Participant has a continuing
                        election to receive all or any portion of his Mandatory
                        Contributions Account if: (Choose (1) or at least one of (2) through (4))

                        [ ]  (1)  No conditions.

                        [ ]  (2)  The mandatory contributions have accumulated
                                  for at least _____________ Plan Years since the Plan Year for which contributed.

                        [ ]  (3)  The Participant suspends making nondeductible
                                  contributions for a period of ______________ months.

                 [  ]   (4)   (Specify)
                                        --------------------------------------

        [  ]   (d)   (Specify)
                              ------------------------------------------------


                                   ARTICLE V
                 TERMINATION OF SERVICE - PARTICIPANT VESTING


5.01  NORMAL RETIREMENT.  Normal Retirement Age under the Plan is:
      (Choose (a) or (b))

        [  ]   (a)  _________ [State age, but may not exceed age 65].

        [  ]   (b)  The later of the date the Participant attains 65 years of age or the 5th anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]


5.02  PARTICIPANT DEATH OR DISABILITY.  The 100% vesting rule under Section
      5.02 of the Plan:  (Choose (a) or choose one or both of (b) and (c))

        [  ]   (a)  Does not apply.

        [X]    (b)  Applies to death.

        [X]    (c)  Applies to disability.


5.03  VESTING SCHEDULE.

      Deferral Contributions Account/Qualified Matching Contributions Account/Qualified Nonelective Contributions Account/Mandatory Contributions Account. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

      Regular Matching Contributions Account/Employer Contributions Account. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule: (Choose (a) or (b); (c) and (d) are available only as additional options)

        [  ]   (a)  Immediate vesting.  100% Nonforfeitable at all times.
                    [Note: The Employer must elect Option (a) if the eligibility conditions under Adoption Agreement
                    Section 2.01(c) require 2 years of service or more than 12 months of employment.]

        [X]    (b)  Graduated Vesting Schedules.

                  Top Heavy Schedule              Non Top Heavy Schedule
                     (Mandatory)                         (Optional)

               Years of      Nonforfeitable    Years of       Nonforfeitable
               Service         Percentage       Service         Percentage
               -------         ----------       -------         ----------

             Less than 1           0%          Less than 1          0%
                 1                20%               1               20%
                 2                40%               2               40%
                 3                60%               3               60%
                 4                80%               4               80%
                 5               100%               5              100%
              6 or More          100%               6              100%
                                                 7 or More         100%

        [  ]   (c)  Special vesting election for Regular Matching Contributions
                    Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account:
                    (Choose (1) or (2))

                    [  ]   (1)  100% Nonforfeitable at all times.

                    [  ]   (2)  In accordance with the vesting schedule

                                described in the addendum to this Adoption
                                Agreement, numbered 5.03(c).  [Note:  If the
                                Employer elects this Option (c)(2), the
                                addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).]

               [Note: Under Options (b) and (c)(2), the Employer must complete a Top Heavy Schedule which satisfies Code Section 416. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code Section 411(a) (2). Also see Section 7.05 of the Plan.]

        [  ]   (d)  The Top Heavy Schedule under Option (b) (and, if
                    applicable, under Option (c)(2)) applies:
                    (Choose (1) or (2))

                    [  ]   (1)  Only in a Plan Year for which the Plan is top
                                heavy.

                    [  ]   (2)  In the Plan Year for which the Plan first is
                                top heavy and then in all subsequent Plan
                                Years.  [Note:  The Employer may not elect
                                Option (d) unless it has completed a Non Top
                                Heavy Schedule.]

        Minimum vesting.  (Choose (e) or (f))

        [X]    (e)  The Plan does not apply a minimum vesting rule.

        [  ]   (f)  A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $_______ or his entire Accrued
                    Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

      Life Insurance Investments. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under
      Article XI is:  (Choose (g) or (h))

        [X]    (g)  Subject to the vesting election under Options (a), (b) or
                    (c).

        [  ]   (h)  100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in
      Section 5.04(C) of the Plan:  (Choose (a) or (b))


        [  ]   (a)  Does not apply.

        [X]    (b) Will apply to determine the timing of forfeitures
                   for 0% vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

5.06  YEAR OF SERVICE - VESTING.

      Vesting computation period. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))

        [X]    (a)  Plan Years.

        [  ]   (b)  Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment
                    Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment
                    Commencement Date.

      Hours of Service. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))

        [X]    (c)  1,000 Hours of Service.

        [  ]   (d)  ______________ Hours of Service.  [Note:  The Hours of
                    Service requirement may not exceed 1,000.]

5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of (b) through (e))

        [X]    (a)  None other than as specified in Section 5.08(a) of the Plan.

        [  ]   (b)  Any Year of Service before the Participant attained the age of _________. Note: The age selected may not exceed age 18.]

        [  ]   (c)  Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

        [  ]   (d)  Any Year of Service before a Break in Service if the
                    number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of

                    Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

        [  ]   (e)  Any Year of Service earned prior to the effective date of
                    ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.


                                  ARTICLE VI
                    TIME AND METHOD OF PAYMENTS OF BENEFITS

Code Section 411(d)(6) Protected Benefits. The elections under this Article VI may not eliminate Code Section 411(d)(6) protected benefits. To the extent the elections would eliminate a Code Section 411(d)(6) protected benefit, see
Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

6.01  TIME OF PAYMENT OF ACCRUED BENEFIT.

      Distribution Date. A distribution date under the Plan means the last day of the calendar quarter following a participant's separation from service. [Note: The Employer must specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

      Nonforfeitable Accrued Benefit Not Exceeding $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is:
      (Choose (a), (b), (c), (d) or (e))

        [  ]   (a)  __________________________________________________________
                    ________________ of the _____________________ Plan Year
                    beginning after the Participant's Separation from Service.

        [X]    (b)  The last day of the calendar quarter following the
                    Participant's Separation from Service.

        [  ]   (c)  _____________________ of the Plan Year after the
                    Participant incurs ___________ Break(s) in Service (as defined in Article V).

        [  ]   (d)  ______________________________________ following the

                    Participant's attainment of Normal Retirement Age, but not earlier than __________________ days following his Separation from Service.

        [  ]   (e)  (Specify) ________________________________________________.

      Nonforfeitable Accrued Benefit Exceeds $3,500.  See the elections under
      Section 6.03.

      Disability.  The distribution date, subject to Section 6.01(A)(3), is:
      (Choose (j), (g) or (h))

        [  ]   (f)  ____________________________________ after the Participant terminates employment because of disability.

        [X]    (g)  The same as if the Participant had terminated employment without disability.

        [  ]   (h)  (Specify) _________________________________________________.

      Hardship.  (Choose (i) or (j))

        [X]    (i)  The Plan does not permit a hardship distribution to
                    a Participant who has separated from Service.

        [  ]   (j)  The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1), (2)
                    or (3))

                    [  ]  (1)  Section 6.01(A)(4) of the Plan.

                    [  ]  (2)  Section 14.11 of the Plan.

                    [  ]  (3)  The addendum to this Adoption Agreement,
                               numbered Section 6.01.

      Default on a Loan. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (Choose (k), (l) or (m))

        [X]    (k)  Treats the default as a distributable event. The
                    Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable
                    Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account,

                    Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

        [X]    (l)  Does not treat the default as a distributable
                    event. When an otherwise distributable event first occurs pursuant to Section 6.01 or Section 6.03 of the Plan, the Trustee will reduce the Participant's
                    Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued
                    Benefit.

        [  ]   (m)  (Specify) ________________________________________________.

6.02  METHOD OF PAYMENT OF ACCRUED BENEFIT.  The Advisory Committee will apply
      Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c), (d) and (e))

        [  ]   (a)  No modifications.

        [  ]   (b)  Except as required under Section 6.01 of the Plan, a lump sum distribution is not available: ________________________
                    __________________________________________________________

        [  ]   (c)  An installment distribution:  (Choose (1) or at least one of (2) or (3))

               [  ]  (1)  Is not available under the Plan.

               [  ]  (2)  May not exceed the lesser of ______________________
                          years or the maximum period permitted under Section 6.02.

               [  ]  (3)  (Specify) _________________________________________.

        [  ]   (d)  The Plan permits the following annuity options:  None    .

                    Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See Section 6.04(E). [Note: The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02(d).]

        [  ]   (e)  If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption
                    Agreement, numbered 6.02(e).

6.03  BENEFIT PAYMENT ELECTIONS.

      Participant Elections After Separation from Service. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit:
      (Choose at least one of (a) through (c))

        [  ]   (a)  As of any distribution date, but not
                    earlier than _____________ of the __________
                    Plan Year beginning after the Participant's
                    Separation from Service.

        [X]    (b)  As of the following date(s):  (Choose at least one of
                    Options (1) through (6))

                    [  ]   (1)  Any distribution date after the
                                close of the Plan Year in which the
                                Participant attains Normal Retirement
                                Age.

                    [X]    (2)  Any distribution date following his Separation
                                from Service with the Employer.

                    [  ]   (3)  Any distribution date in the ___________ Plan
                                Year(s) beginning after his Separation from Service.

                    [  ]   (4)  Any distribution date in the Plan
                                Year after the Participant incurs
                                ________ Break(s) in Service (as
                                defined in Article V).

                    [  ]   (5)  Any distribution date following
                                attainment of age _________ and
                                completion of at least ____ Years of
                                Service (as defined in Article V).

                    [  ]   (6)  (Specify) _____________________________________.

        [  ]   (c)  (Specify)__________________________________________________.



      The distribution events described in the election(s) made under Options (a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

      Participant Elections Prior to Separation from Service - Regular Matching Contributions Account and Employer Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions

      Account and Employer Contributions Account prior to his Separation from Service: (Choose (d) or at least one of (e) through (h))

        [X]    (d)  No distribution options prior to Separation from Service.

        [  ]   (e)  Attainment of Specified Age.  Until he retires, the
                    Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains:
                    (Choose (1) or (2))

                    [  ]    (l)     Normal Retirement Age.

                    [  ]    (2)     __________ years of age and is at least
                                    ______________ % vested in these Accounts.
                                    [Note:  If the percentage is less than
                                    100%, see the special vesting formula in
                                    Section 5.03.]

        [  ]   (f)  After a Participant has participated in the Plan for a period of not less than _____ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]

        [  ]   (g)  Hardship.  A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy: (Choose (1), (2) or (3);
                    (4) is available only as an additional option)

                    [  ]    (1)     Under Section 6.01(A)(4) of the Plan.

                    [  ]    (2)     Under Section 14.11 of the Plan.

                    [  ]    (3)     Provided in the addendum to this Adoption
                                    Agreement, numbered Section 6.03.

                    [  ]    (4)     In no event may a Participant receive a
                                    hardship distribution before he is at
                                    least ___________ % vested in these
                                    Accounts.  [Note:  If the percentage in
                                    the blank is less than 100%, see the
                                    special vesting formula in Section 5.03.]


        [  ]   (h)  (Specify)  ____________________________
                    [Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options
                    (b)(6), (c), (g)(3) or (h) of this Adoption Agreement

                    Section 6.03.]

      Participant Elections Prior to Separation from Service - Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (Choose (i) or at least one of (j) through (l))

        [X]    (i)  No distribution options prior to Separation from Service.

        [  ]   (j)  Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (Choose (1) or (2))

                    [  ]    (1)     The later of Normal Retirement Age or age
                                    59 1/2.

                    [  ]    (2)     Age _____ (at least 59 1/2).

        [  ]   (k)  Hardship. A Participant, prior to this Separation from
                    Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the Plan.

        [  ]   (l)  (Specify) _______________________________________________.
                    [Note: Option (l) may not permit in service distributions prior to age 59 1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

      Sale of trade or business/subsidiary. If the Employer sells substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss.409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose (m) or (n))

        [X]    (m)  Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

        [  ]   (n)  As if he has a Separation from Service. After March 31,
                    1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code ss.401(k)(10) and the applicable Treasury regulations.



6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (Choose (a) or (b))

        [X]    (a)  Apply only to a Participant described in Section 6.04(E)
                    of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

        [  ]   (b)  Apply to all Participants.


                                     ARTICLE IX
         ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the

      Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))

        [X]    (a)  0 % per annum.  [Note:  The percentage may equal 0%.]

        [  ]   (b)  The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

        [  ]   (c)  (Specify) ____________________________________________.

9.11  ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS.  Pursuant to
      Section 14.12, to determine the allocation of net income, gain or loss:
      (Complete only those items, if any, which are applicable to the Employer's
      Plan)

        [X]    (a)  For salary reduction contributions, the Advisory Committee will:  (Choose (1), (2), (3), (4) or (5))

                    [  ]    (1)     Apply Section 9.11 without modification.

                    [  ]    (2)     Use the segregated account approach
                                    described in Section 14.12.

                    [X]     (3)     Use the weighted average method described in
                                    Section 14.12, based on a 365-day weighting period.

                    [  ]    (4)     Treat as part of the relevant Account at the
                                    beginning of the valuation period
                                    __________ % of the salary reduction
                                    contributions:  (Choose (i) or (ii))


                                    [  ]   (i)  made during that valuation
                                                period.

                                    [  ]   (ii) made by the following
                                                specified time: ____________
                                                ____________________________.

                    [  ]    (5)     Apply the allocation method described in
                                    the addendum to this Adoption Agreement
                                    numbered 9.11(a).

        [X]    (b)  For matching contributions, the Advisory Committee will:
                    (Choose (1), (2), (3) or (4))

                    [  ]    (1)     Apply Section 9.11 without modification.

                    [X]     (2)     Use the weighted average method described
                                    in Section 14.12, based on a 365-day
                                    weighting period.

                    [  ]    (3)     Treat as part of the relevant Account at
                                    the beginning of the valuation period
                                    ___________ % of the matching
                                    contributions allocated during the
                                    valuation period.

                    [  ]    (4)     Apply the allocation method described in
                                    the addendum to this Adoption Agreement
                                    numbered 9.11(b).

        [  ]   (c)  For Participant nondeductible contributions, the Advisory
                    Committee will:  (Choose (1), (2), (3), (4) or (5))

                    [  ]    (1)     Apply Section 9.11 without modification.

                    [  ]    (2)     Use the segregated account approach
                                    described in Section 14.12.

                    [  ]    (3)     Use the weighted average method described
                                    in Section 14.12, based on a __________
                                    weighting period.

                    [  ]    (4)     Treat as part of the relevant Account at
                                    the beginning of the valuation period
                                    ____________ % of the Participant
                                    nondeductible contributions:
                                    (Choose (i) or (ii))

                                    [  ]   (i)  made during that valuation
                                                period.


                                    [  ]   (ii) made by the following
                                                specified time: ____________
                                                ____________________________.

                    [  ]    (5)     Apply the allocation method described in
                                    the addendum to this Adoption Agreement
                                    numbered 9.11(c).



                                      ARTICLE X
                      TRUSTEE AND CUSTODIAN, POWERS AND DUTIES


10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (Choose (a) or (b))

        [X]    (a)  May not exceed 10% of Plan assets.

        [  ]   (b)  May not exceed ________ % of Plan assets. [Note:  The percentage may not exceed 100%.]

10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a) or (b))

        [X]    (a)  No other mandatory valuation dates.

        [  ]   (b)  (Specify) ______________________________________________.

                               EXECUTION PAGE


The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this ____ day of ___________, 1996.


Name and EIN of Employer: NATIONAL AUTO FINANCE CORPORATION (EIN: 65-0493629)

Signed: _______________________________________________________________________
        KEVIN G. ADAMS - Vice President (FOR NATIONAL AUTO FINANCE CORPORATION)

Name(s) of Trustee: Kevin G. Adams (Vice President), Roy Tipton (President),
                    Gary L. Shapiro (Chief Executive Officer) and Keith B. Stein (Vice President)

Signed: _______________________________________________________________________
        KEVIN G. ADAMS - Vice President (AS THE TRUSTEE)

        _______________________________________________________________________
        ROY TIPTON - PRESIDENT (AS THE TRUSTEE)

        _______________________________________________________________________
        GARY L. SHAPIRO - Chief Executive Officer (AS THE TRUSTEE)

        _______________________________________________________________________
        KEITH B. STEIN - Vice President (AS THE TRUSTEE)


Name of Custodian: Not Applicable

Signed: _______________________________________________________________________

[Note: A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]

Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

Reliance on Notification Letter. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                           PARTICIPATION AGREEMENT
       For Participation by Related Group Members (Plan Section 1.30)

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by NATIONAL AUTO FINANCE CORPORATION, the Signatory Employer to the Execution Page of the Adoption Agreement.

1. The Effective Date of the undersigned Employer's participation in the designated Plan is: January 1, 1996.

2. The undersigned Employer's adoption of this Plan constitutes:

   [ ]       (a) The adoption of a new plan by the Participating Employer.

   [X]       (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as __________, and having an original effective date of
                 __________.

Dated this ___________ day of ____________________, 1996.

Name of Participating Employer:  National Auto Finance Company, L.P.

Signed: ______________________________________________________________________
        KEVIN G. ADAMS (FOR NATIONAL AUTO FINANCE COMPANY, L.P.)

Participating Employer's EIN: 65-0523698

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: NATIONAL AUTO FINANCE CORPORATION


Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS

Name(s) of Trustee: KEVIN G. ADAMS, ROY TIPTON, GARY L. SHAPIRO AND
                    KEITH B. STEIN

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     ROY TIPTON

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     GARY L. SHAPIRO
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]

                           PARTICIPATION AGREEMENT
       FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by NATIONAL AUTO FINANCE CORPORATION, the Signatory Employer to the Execution Page of the Adoption Agreement.

1. The Effective Date of the undersigned Employer's participation in the designated Plan is: January 1, 1996.

2. The undersigned Employer's adoption of this Plan constitutes:

   [ ]       (a) The adoption of a new plan by the Participating Employer.

   [X]       (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as __________, and having an original effective date of
                 __________.

Dated this ___________ day of ____________________, 1996.

Name of Participating Employer:  Auto Credit Clearinghouse, L.P.

Signed: ______________________________________________________________________
        KEVIN G. ADAMS (FOR AUTO CREDIT CLEARINGHOUSE, L.P.)

Participating Employer's EIN: 65-0613974

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: NATIONAL AUTO FINANCE CORPORATION



Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS

Name(s) of Trustee: KEVIN G. ADAMS, ROY TIPTON, GARY L. SHAPIRO AND
                    KEITH B. STEIN

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     ROY TIPTON
Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     GARY L. SHAPIRO
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]

                           PARTICIPATION AGREEMENT
       FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by NATIONAL AUTO FINANCE CORPORATION, the Signatory Employer to the Execution Page of the Adoption Agreement.

1. The Effective Date of the undersigned Employer's participation in the designated Plan is: January 1, 1996.

2. The undersigned Employer's adoption of this Plan constitutes:

   [X]       (a) The adoption of a new plan by the Participating Employer.

   [ ]       (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as __________, and having an original effective date of
                 __________.


Dated this ___________ day of ____________________, 1996.

Name of Participating Employer:  National Financial Companies LLC

Signed: ______________________________________________________________________
        KEITH B. STEIN (FOR NATIONAL FINANCIAL COMPANIES LLC)

Participating Employer's EIN: 65-0638388

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: NATIONAL AUTO FINANCE CORPORATION

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

Name(s) of Trustee: KEVIN G. ADAMS, ROY TIPTON, GARY L. SHAPIRO AND
                    KEITH B. STEIN

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     ROY TIPTON
Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     GARY L. SHAPIRO
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]

                           PARTICIPATION AGREEMENT
       FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by NATIONAL AUTO FINANCE CORPORATION, the Signatory Employer to the Execution Page of the Adoption Agreement.


1. The Effective Date of the undersigned Employer's participation in the designated Plan is: January 1, 1996.

2. The undersigned Employer's adoption of this Plan constitutes:

   [X]       (a) The adoption of a new plan by the Participating Employer.

   [ ]       (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as __________, and having an original effective date of
                 __________.

Dated this ___________ day of ____________________ 1996.

Name of Participating Employer:  Hospitality Finance Company, L.P.

Signed: ______________________________________________________________________
        KEITH B. STEIN (FOR HOSPITALITY FINANCE COMPANY, L.P.)

Participating Employer's EIN: 65-0571848

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: NATIONAL AUTO FINANCE CORPORATION


Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

Name(s) of Trustee: KEVIN G. ADAMS, ROY TIPTON, GARY L. SHAPIRO AND
                    KEITH B. STEIN

Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     KEVIN G. ADAMS
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     ROY TIPTON
Accepted: ______________________
               [Date]                        Signed: __________________________
                                                     GARY L. SHAPIRO
Accepted: _______________________
               [Date]                        Signed: __________________________
                                                     KEITH B. STEIN

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]
                                     43

===============================================================================

                         NATIONAL AUTO FINANCE CORPORATION
                                   401(k) PLAN
                             SUMMARY PLAN DESCRIPTION

===============================================================================



                   PARTICIPANT'S ACKNOWLEDGEMENT OF RECEIPT OF
                   -------------------------------------------
                             SUMMARY PLAN DESCRIPTION
                             ------------------------





I hereby acknowledge receipt of a copy of the Summary Plan Description ("SPD") for the plan identified above. I received a copy of the SPD on the date indicated below.



Dated: _________________



                          ____________________________________________________
                          Participant's Name - Printed


                          ____________________________________________________
                          Signature of Participant







Note: This form should be completed by plan participants (to acknowledge receipt of the Summary Plan Description) and returned to the Plan Administer. A copy of this receipt is not required by EJReynolds, Inc. (the third party administrator).

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================================================================================
                         NATIONAL AUTO FINANCE CORPORATION
                                    401(k) PLAN
                                (ADOPTION AGREEMENT)
================================================================================